Exhibit 10.57

A MARK OF *** IN THE TEXT OF THIS EXHIBIT INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED. THE EXHIBIT, INCLUDING THE OMITTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

February 5, 2009

PERSONAL AND CONFIDENTIAL

Richard Boulton

LECG Ltd.

Davidson Building

5 Southampton Street

London WC2E 7HA

United Kingdom

Re:                               FAS Group Practice Management  Agreement —Amendment No. 2

Dear Richard:

Pursuant to our recent discussions, this letter agreement (Amendment No. 2) amends sections 4.1 and 4.3 of your FAS Group Practice Management Agreement with LECG, LLC dated September 12, 2007, as amended December 11, 2008. Except as further amended by this Amendment No. 2, all other terms of your FAS Group Practice Management Agreement with LECG, LLC shall remain in full force and effect.

4.               Remuneration

4.1         Effective January 1, 2009, Boulton’s base salary will be Five Hundred Thousand Pounds Sterling (£500,000) per annum (the “Base Salary”), payable monthly in accordance with LECG UK’s ordinary payroll practices. The Base Salary will be reviewed annually by the Compensation Committee of the Board, and will be subject to increase in its sole discretion.

* * * * *

4.3         In the three consecutive years of Boulton’s service following the Base Period (the “Bonus Period), Boulton’s bonus will be determined in accordance with this section 4.3. The Bonus Period is separated into three twelve-month segments: Year Two, Year Three, and Year Four.

4.3.1                      Boulton will be entitled to a discretionary annual bonus of up to ***, depending upon his success in meeting the expectations outlined above, as determined solely by the Chief Executive Officer.

4.3.2                      Should Boulton significantly exceed his objectives, he will be eligible for a discretionary annual bonus of up to a maximum of ***.

4.3.3                      The award of any discretionary bonus will be subject to approval by the Compensation Committee of the Board of Directors.

Please acknowledge your acceptance and receipt of this notification by signing below where indicated, and returning a fully-signed copy to me.

Sincerely,

LECG, LLC

/s/ Tina M. Bussone / ejd

Tina M. Bussone

Executive Vice President and Head of Human Resources and Operations

Agreed to and Accepted:

/s/ Richard Boulton	9 February 2009
Richard Boulton	Date